UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2012 (October 2, 2012)

MONTPELIER RE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Montpelier House

94 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 296-5550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 2, 2012, Montpelier Re Holdings Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC and Barclays Capital Inc., as the representatives of the underwriters listed on Schedule A thereto, with respect to the Company’s issue and sale of $300,000,000 principal amount of its 4.70% Senior Notes due 2022 (the “2022 Notes”).  The offering is being made pursuant to the Company’s effective registration statement on Form S-3 dated June 8, 2012 (No. 333-182016) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”).

The offering is more fully described in the prospectus supplement, dated October 2, 2012 and filed with the Commission on October 3, 2012, to the prospectus filed with the Commission on June 8, 2012 as part of the Registration Statement.  The offering is expected to close on October 5, 2012.  The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto.

ITEM 8.01             OTHER EVENTS

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the Company’s press release dated October 3, 2012, announcing the pricing of its offering of $300 million in aggregate principal amount of its 2022 Notes.  The 2022 Notes will mature on October 15, 2022, will have an interest rate of 4.70% and will be issued at 99.682% of par value.

The proceeds of the offering are expected to be used to redeem the Company’s outstanding 6.125% senior notes due 2013 and for general corporate purposes.

The 2022 Notes will be sold pursuant to the Company’s shelf registration statement on file with the Commission.  The joint book-running managers for the transaction are Credit Suisse Securities (USA) LLC and Barclays Capital Inc.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

1.1

Underwriting Agreement, dated as of October 2, 2012, among Montpelier Re Holdings Ltd. and Credit Suisse Securities (USA) LLC and Barclays Capital Inc., as representatives of the several underwriters specified therein.

99.1	Press release of Montpelier Re Holdings Ltd., issued October 3, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.
(Registrant)

October 3, 2012	By:	/s/ Michael S. Paquette
Date	Name:	Michael S. Paquette
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

1.1

Underwriting Agreement, dated as of October 2, 2012, among Montpelier Re Holdings Ltd. and Credit Suisse Securities (USA) LLC and Barclays Capital Inc., as representatives of the several underwriters specified therein.

99.1	Press release of Montpelier Re Holdings Ltd., issued October 3, 2012.